Capital Management	12 Months Ended
Dec. 31, 2025
Capital Management
Capital Management

15.	Capital Management

The Company’s objectives when managing capital are to safeguard its ability to pursue the evaluation and exploration of its mineral exploration properties and to maintain a flexible capital structure, which optimizes the costs of capital at an acceptable risk. In the management of capital, the Company includes the components of share capital as well as cash. The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust its capital structure, the Company may issue new shares, acquire or dispose of assets, or adjust the amount of cash and cash equivalents and short-term investments. In order to maximize ongoing development efforts, the Company does not pay out dividends. The Company is not subject to any externally imposed capital requirements. There were no changes during the year to management’s approach to capital management. The Company’s investment policy is to invest its excess cash in highly liquid investments that are readily convertible into cash with maturities of nine months or less from the original date of acquisition or when it is needed, selected with regards to the expected timing of expenditures from continuing operations.

Anfield Energy Inc.

Notes to the Consolidated Financial Statements

For the years ended December 31, 2025 and 2024

(Expressed in Canadian Dollars)